SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  February 14, 2003



                             Ralcorp Holdings, Inc.
             (Exact name of registrant as specified in its charter)

        Missouri                    1-12619                  43-1766315
   (State or other                (Commission             (I.R.S. Employer
    Jurisdiction of               File Number)           Identification No.)
    Incorporation)

            800 Market Street, Suite 2900
                   St. Louis, MO                         63101
               (Address of principal                  (Zip Code)
                 executive offices)


                                 (314) 877-7000
              (Registrant's telephone number, including area code)

Item  5.     Other  Events and Regulation FD Disclosure.

None


Item  9.     Regulation  FD  Disclosure

In a Form 10-Q for the period ended December 31, 2002 and dated February 14, 2003, the registrant attached as correspondence its certifications, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2.

Exhibit  99.1     Certification of Joe R. Micheletto dated  February 14, 2003

Exhibit  99.2     Certification of Thomas G. Granneman dated February 14, 2003



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             RALCORP  HOLDINGS,  INC.
                                             (Registrant)


Date:  February 14, 2003                     By:  /s/ T. G. Granneman
                                                  --------------------
                                                  T. G. Granneman
                                                  Duly Authorized Signatory and
                                                  Chief Accounting Officer

                                  EXHIBIT INDEX


Exhibit
Number          Description
------          -----------

Exhibit  99.1     Certification of Joe R. Micheletto dated February 14, 2003

Exhibit  99.2     Certification of Thomas G. Granneman dated February 14, 2003